EXHIBIT 99.1

Segue Corporate Overview

March 2006

Safe Harbor Provisions

All financial information contained herein is based on December 31, 2005 results.

We undertake no obligation to update forward-looking statements to reflect subsequent events or changing circumstances.

This press release may contain forward-looking statements,. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. The Company notes that any such forward-looking statements are subject to change and are not guarantees of future performance, and that actual results may differ materially from any such predictions or projections, based on various important factors and including, without limitation, the Company’s and Borland’s ability to consummate the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing, completion and accounting of the merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate the Company’s operations into those of Borland’s; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at the Company, the ability of the Company to continue to achieve positive cash flow and sustain profitability in this difficult economic and business climate; the ability of the Company to close large enterprise orders; the Company’s transition to a new management team; the timing and success of introductions of our new products; market acceptance of recently-introduced products (including SilkCentral Test Manager 8.0) and updated releases; the effectiveness of our additional distributors and resellers; growth in license revenue; new products and announcements from other companies; the Company’s continued access to capital; and changes in technology and industry standards. Additional information on the factors that could affect the Company’s business and financial results is included in the Company’s periodic reports filed with the Securities and Exchange Commission.

Segue, the Segue logo, SilkTest and SilkPerformer are registered trademarks and Software Quality Optimization, SQO and SilkCentral are trademarks of Segue Software, Inc.

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ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of Segue Software, Inc. (the “Company”) by and into a wholly-owned subsidiary of Borland Software Corporation (“Borland”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov . In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Doug Zaccaro, Segue Treasurer, 781-402-1000 or from the Company’s website at www.segue.com or by e-mailing questions to SegueandBorland@segue.com . Such documents are not currently available.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2005, and in Item 10 of the Company’s Form 10-K which was filed with the SEC on March 25, 2005. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

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Agenda

Overview

Financial review

Pending acquisition by Borland Software

Automated Software Quality (ASQ) market Positioning

Strategy

Company strengths

4

Overview

Segue’s Silk product family is a recognized technology leader New management team executing a new corporate strategy, delivering strong operational and financial results Segue is an international company with more than 200 employees—approximately 40% are in Europe Over 2,000 customers Key Partners: BMC, Borland, Microsoft, Keynote and more…

5

Management Overview

Segue has assembled a team of seasoned veterans, experienced in taking technology-leading companies and making them market leaders:

Joseph K. Krivickas—CEO

GE, Sun, Bluestone Software, HP, Charles River Ventures, iPhrase

Ian McLeod—SVP, Research & Development, Lexington Lab

IBM Rational, GTE Internetworking (BBN Technologies), GE

André Pino—Chief Marketing Officer

Unisys, Bluestone Software, HP, iPhrase

Manfred Reindl—Managing Director, Linz Development Lab

ARC, Institute of Economic Informatics – Johannes Kepler University

Michael Sullivan—Chief Financial Officer

Kortek, CompuCyte, C.R. Bard

John T. Sullivan – SVP, Worldwide Sales

Empirix, Pedestal Software, Altiris

6

Financial Review

NASDAQ-CM: SEGU IPO 1996 More than 200 employees Financially stable and viable

Common shares outstanding: 12 million $14.5 million cash balance as of December 31, 2005 No debt

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Financial Review (continued) $36.4 million revenue for 2005, up 10% from 2004 Renewal maintenance approximately 40% of revenues

– Company experienced an annual renewal rate of 87% in 2005

Profitable for eight consecutive quarters EPS $0.25, fully diluted for 2005; $0.15 for 2004

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Stock Price Performance

Price

9 8 7 6 5 4 3 2 1 0

12 /03

2/04

4/04 6/04 8/04

10/04

12 /04

2/05

4/05 6/05 8/05

10/05

12/05

2/06

Date

Year/Year Quarterly Revenue (in millions)

10.5 10 9.5 9 8.5 8 7.5 7 6.5 6

Q1 Q2 Q3 Q4

2004 2005

Software Maintenance Renewal Rates

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

2002 2003 2004 2005

Results since implementation of new corporate strategy in Q3 2003

Net Income Before Taxes (and Preferred Dividend)

(in millions)

4	3 2 1 0 -1 -2 -3 -4 -5

2002

2003

2004

2005

Results since implementation of new corporate strategy in Q3 2003

Quarterly Cash Balance (in millions, at the end of each quarter)

Results since implementation of new corporate strategy in Q3 2003

16 14 12 10 8 6 4 2 0

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

03 03 04 04 04 04 05 05 05 05

Segue to be Acquired by Borland

Definitive agreement signed February 7, 2006 Terms:

$8.67 per share cash in a one-step transaction

25% premium to prior day, 36% over past 90 days

Transaction value of over $100 million Expected to close in Q2 2006 Approvals needed:

Segue shareholders

Shareholders representing 21.5% have agreed to support transaction

Automated Software Quality (ASQ) Market $1 billion in size (IDC) 9-10% growth (IDC)

75% of Performance Testing market still available (Gartner) 80% of software development dollars are spent correcting defects (NIST*) $60B is the annual cost of software defects in the United States, alone (NIST*) Few ASQ vendors have “enterprise-class” technology

* U.S. Department of Commerce, National Institute of Standards and Technology, The Economic Impacts of Inadequate Infrastructure for Software Testing, May 2002

Automated Software Quality (ASQ) Market

$1B, overall

QA Complexity and Sophistication

Sophisticated QA

Environments

Elementary QA Environments $250M* $750M*

*estimated

Positioning: Segue Targets The High-End

QA Complexity and Sophistication

Sophisticated QA

Environments

Elementary QA Environments

Segue

In this segment, many buyers consider Segue “Best of Breed”

Positioning: Segue Collaborates and Does Not Compete In Adjacent Markets

SOFTWARE QA –DISTRIBUTED TESTING

Segue

APPLICATION PERFORMANCE

MANAGEMENT

Segue

The Software Application Lifecycle

Segue’s Competitors

DEVELOPMENT & DIAGNOSTICS

(Borland, Microsoft)

NETWORK & SYSTEMS

MANAGEMENT (HP, CA, BMC, Veritas)

Positioning: Segue Is . . .

The only one of the top four ASQ vendors focused SOLELY on the ASQ market For Sophisticated QA Environments (“High-End”) Collaborating, NOT competing with adjacent market vendors

Strategy: Product—Customers

Over 2,000 customers

License revenue in 2005 represented a healthy mix between new and existing customers 61% of the Fortune 100; eight of the Fortune 10

Top five telecommunications companies Top three aerospace companies Top three investment banks #1 computer product distributor #1 office product distributor #1 aircraft manufacturer #1 department store

Strategy: Products

“Our second quarter product releases represent a major milestone in the execution of our corporate strategy, shifting from a software testing tool vendor to a software quality platform provider.”

- Segue Software, Q2 2005 Earnings Press Release

SOFTWARE QA – DISTRIBUTED TESTING

APPLICATION PERFORMANCE MANAGEMENT

Project

Test Management

Functional testing

Load Testing

Monitoring

SilkCentral Quality Optimization Platform

The SilkCentral Quality Dashboard

Test Coverage Functional Integrity Defect Rates

Strategy: Products

Application Development Platforms

SQO Platform

SilkCentral

Test Management

SilkCentral Test Manager

Performance Management

SilkCentral Performance Mgr

Issue Management

SilkCentral Issue Mgr

Test & APM Engines

Functional Testing

SilkTest

Performance Testing

SilkPerformer

Active Monitoring

SilkCentral Active Monitoring

Multilingual Testing

SilkTest International

Component Testing

SilkPerformer CTE

Real User Monitoring

SilkCentral Passive Monitoring

Network, System and Application Management Platforms

Software Application Lifecycle

Strategy: Sales and Marketing

SQO branding and thought leadership campaign SilkCentral: an integrated platform architecture for our Silk-branded products Expansion of worldwide professional services

SQO consulting services

SQO certification – Segue University SQO Technical Center of Excellence (CoE) SQO-certified SilkElite partners

Strategy: Sales & Marketing - Alliances

Segue is collaborating - not competing – with adjacent market vendors


PalmSource
Citrix
Peoplesoft
SAP
Distributors/ Resellers
SilkCentral Quality Optimization Platform
System Integrators
Shunra
IDEs/ Development Platforms
NSM Platforms
Keynote
CA
BMC
HP
Borland
IBM/Eclipse
Microsoft
Quest
Veritas

25

segue

Strategy: Segue’s Strategic Direction

Continue executing new corporate mission and strategy, pending acquisition by Borland

Concentrate on our strategic priorities:

Profitable revenue growth Market-driven product innovation

Focus on selective partnerships and alliances

Transition Silk product family from a technology leader to a technology and market leader Collaborating and NOT competing with adjacent market software vendors

Company Strengths

Focused strategy to increase market share in targeted, high-end ASQ market segment ($280m) Segue has assembled a team of seasoned veterans, experienced in taking technology-leading companies and making them market leaders Attained profitability in 2004; 2005 net income applicable to common shares totaled $2.9 million, or $.25 per diluted share, besting 2004’s $1.7 million, or $0.15 per diluted share 2005 revenues increased 10% Completed 2005 with strong balance sheet; 14.5 million in cash and no debt

Agenda

Overview Financial review

Pending acquisition by Borland Software Automated Software Quality (ASQ) market Positioning Strategy Company strengths

Appendix

Company Focus

Software Quality Optimization

SilkCentral Quality Optimization

Measure

Define

Manage

Improve

Design

Develop

Test

Deploy

Manage

Software Application Lifecycle

A Lifecycle Approach to Software Quality

Independent Lab Evaluations eWEEK, July 25, 2005

“Companies looking for a comprehensive application testing management solution…should check out Segue Software Inc.’s SilkCentral Test Manager.”

“In eWEEK Labs’ tests of SilkCentral Test Manager 8.0…we found the Web-based life-cycle management software offers impressive collaboration and usability features.”

CRN, March 14, 2005:

“Segue’s SilkPerformer 7.0 is one of the friendliest testing suites reviewed by CRN Test Center engineers. The new suite integrates all of its tools into the same user interface, allowing even intermediate-level quality-assurance testers to test complex J2EE applications with minimal training.”

InfoWorld, July 16, 2004:

“[SilkPerformer offers] the kind of seamless, do-it-your way integration that many vendors promise but few actually deliver.”

“Segue’s Silk platform provides one of the richest, most feature-complete testing environments available today.if you need the best application testing solution money can buy, SilkPerformer fits the bill nicely.”